Exhibit 10.8

           Amendments to Farmers & Mechanics National Bank Agreements


                                 PROMISSORY NOTE

Borrower:Microlog Corporation of Maryland                          Lender: Farmers and Mechanics National Bank
         and Old Dominion Systems Incorporated of Maryland                 Commercial Lending Department
         20270 Goldenrod Lane                                              P. 0. Box 518
         Germantown, Maryland 20876                                        Frederick, Maryland 21705

Principal Amount:  $1,000,000.00            Initial Rate: 8.75%                 Date of Note:  February 28, 1997

PROMISE TO PAY. Microlog Corporation, Microlog Corporation of Maryland, and Old Dominion Systems Incorporated of Maryland (referred to in this Note individually and collectively as "Borrower") jointly and severally promise to pay to Farmers and Mechanics National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on February 28, 1999. In addition, Borrower will pay regular monthly payments accrued unpaid interest beginning March 28,1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as Published in The Wall Street Journal Money Rates table, or the highest rate if more than one rate is published (The 'Index'). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.25% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500% percentage points over the Index, resulting in an initial rate of 8.750% per annum NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.0000% of the unpaid portion of the regularly scheduled payment or $2.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefits of creditors, or any proceeding is commenced by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Further more, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the State of Maryland. LENDER AND BORROWER EACH HERE BY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BORROWER MAY BE PARTIES, ARISING OUT OF, OR IN ANY WAY PERTAINING TO, THIS NOTE. IT IS AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LENDER AND BORROWER, AND LENDER AND BORROWER EACH HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS THAT BORROWER HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF BORROWERS OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL

CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST BORROWER IN FAVOR OF LENDER FOR, AND IN THE AMOUNT OF, THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO LENDER UNDER THE TERMS OF THIS NOTE OR ANY OTHER AGREEMENT, DOCUMENTS, INSTRUMENT EVIDENCING, SECURING OR GUARANTYING THE OBLIGATIONS EVIDENCED BY

THIS NOTE, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE AND INTEREST THEN DUE HEREUNDER.

Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

DISHONORED ITEM FEE. Borrow will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SET OFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however, all IRA and Keogh accounts and Trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or set off all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by, in addition to any other collateral, a Deed of Trust dated April 1, 1996, to a trustee in favor of Lender on real property located in Montgomery County, State of Maryland, all the terms and conditions of which are hereby incorporated and made a part of this Note. The real property or its address is commonly known as 20270 Goldenrod Lane, Germantown, MD 20876.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: Joe J. Lynn, Chief Development Officer, Richard A. Thompson, President/CEO; and Steven R. Delmar, Executive Vice President/CFO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under this terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guaranteed of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

PRIOR NOTE. This Note is a renewal of a Promissory Note from Microlog Corporation, Microlog Corporation of Maryland, Old Dominion Systems Incorporated of Maryland and Genesis Acquisition Corporation to Lender dated April 1, 1996.

RELEASE OF BORROWER. Borrower requested and Lender agrees to release Genesis Acquisition Corporation from liability for the repayment of the Note.

CONSENT TO JURISDICTION. Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Borrower and may be enforced in any court in which Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon Borrower as provided in this Note or as other wise permitted by applicable law.

GENERAL PROVISIONS. This loan is being made under the terms and provisions of the Maryland Interest and Usury Law. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Maryland (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If "Borrower" consists of more than one party, the word "Borrower" as used in this Note shall refer to any one or more of the parties comprising "Borrower," and each of such parties shall be jointly and severally liable pursuant to this Note.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE N0TE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.



BORROWER:

       Microlog Corporation                                        Old Dominion Systems Incorporated of Maryland


       By:      /s/ Steven R. Delmar                               By:     /s/ Steven R. Delmar
          -------------------------------------------                 -------------------------------------------
       Steven R. Delmar, Executive Vice President/CFO              Steven R. Delmar, Executive Vice President/CFO



       Microlog Corporation of Maryland


       By:      /s/ Steven R. Delmar
          -------------------------------------------
       Steven R. Delmar, Executive Vice President/CFO




                                 PROMISSORY NOTE

Borrower:  Microlog Corporation, Microlog Corporation of Maryland      Lender:  Farmers and Mechanics National Bank
           and Old Dominion Systems Incorporated of Maryland                    Commercial Lending Department
           20270 Goldenrod Lane                                                 P. 0. Box 518
           Germantown, Maryland 20876                                           Frederick, Maryland 21705

Principal Amount: $2,000,000.00             Initial Rate: 9.500%                        Date of Note: February 28, 1997

PROMISE TO PAY. Microlog Corporation, Microlog Corporation of Maryland, and Old Dominion Systems Incorporated of Maryland, jointly and severally ("Borrower") promises to pay to Farmers and Mechanics National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million & 00/100 Dollars ($2,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on February 28, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning March 28, 1997, and all subsequent interest payments are due on the 28th day of each month after that Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as Published in The Wall Street Journal Money Rates Table, or the highest rate if more than one rate is published (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.250% per annum The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.250 percentage points over the Index, resulting in an initial rate of 9.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $2.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition.

LENDER'S RIGHT'S. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the State of Maryland. LENDER AND BORROWER EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BORROWER MAY BE PARTIES, ARISING OUT OF, OR IN ANY WAY PERTAINING TO, THIS NOTE. IT IS AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LENDER AND BORROWER AND LENDER AND BORROWER EACH HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS THAT BORROWER HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF BORROWER'S OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST BORROWER IN FAVOR OF LENDER FOR, AND IN THE AMOUNT OF, THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO LENDER UNDER THE TERMS OF THIS NOTE OR ANY OTHER AGREEMENT, DOCUMENTS, INSTRUMENT EVIDENCING, SECURING OR GUARANTYING THE OBLIGATIONS EVIDENCED BY THIS NOTE, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE AND INTEREST THEN DUE HEREUNDER.

Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by, in addition to any other collateral, a Deed of Trust dated December 14, 1995, to a trustee in favor of Lender on real property located in Montgomery County, State of Maryland, all the terms and conditions of which are hereby incorporated and made a part of this Note. The Real Property or its address is commonly known as 20270 Goldenrod Lane, Germantown, MD 20876.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: Joe J. Lynn, Chief Development Officer, Richard A. Thompson, President/CEO; and Steven R. Delmar, Executive Vice President/CFO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender, (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

PRIOR NOTE. This Note is a renewal of a Promissory Note from Microlog Corporation, Microlog Corporation of Maryland, Old Dominion Systems Incorporated of Maryland and Genesis Acquisition Corporation to Lender dated December 14,1995.

RELEASE OF BORROWER. Borrower requested and Lender agrees to release Genesis Acquisition Corporation from liability for the repayment of the Note.

CONSENT TO JURISDICTION. Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Borrower and may be enforced in any court in which Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon Borrower as provided in this Note or as otherwise permitted by applicable law.

GENERAL PROVISIONS. This loan is being made under the terms and provisions of the Maryland Interest and Usury Law. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (am9ong other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nat8ure of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Maryland (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLET'ED COPY OF THE NOTE.



BORROWER:

         Microlog Corporation                                    Old Dominion Systems Incorporated of
         Maryland

         By:      /s/ Steven R. Delmar                           By:     /s/ Steven R. Delmar
            ------------------------------------------              -------------------------------------------
         Steven R. Delmar, Executive Vice President/CFO          Steven R. Delmar, Executive Vice President/CFO


         Microlog Corporation of Maryland

         By:      /s/ Steven R. Delmar
            -------------------------------------------
         Steven R. Delmar, Executive Vice President/CFO


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